                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 22, 1999
               Date of Report (Date of earliest event reported)



                               ALZA Corporation
            (Exact Name of Registrant as Specified in its Charter)
             _____________________________________________________


    Delaware                              1-6247                            77-0142070
(State or other                   (Commission File Number)               (I.R.S. Employer
 Jurisdiction of                                                        Identification No.)
 Incorporation)

                   ________________________________________
                              950 Page Mill Road
                                P.O. Box 10950
                           Palo Alto, CA  94303-0802

              (Address of Principal Executive Offices)(Zip Code)





      Registrant's telephone number, including area code:  (650) 494-5000


             _____________________________________________________
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Item 5.  Other Events.

     On June 21, 1999, ALZA Corporation, a Delaware corporation ("ALZA"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Abbott Laboratories, an Illinois corporation ("Abbott"), and AC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Abbott (the "Merger Sub"). Pursuant to the terms of the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders of ALZA), the Merger Sub will be merged with and into ALZA (the "Merger"). At the effective time of the Merger, the separate existence of the Merger Sub will cease, ALZA will become a wholly-owned subsidiary of Abbott and each outstanding share of ALZA common stock will be exchanged for 1.2 shares of Abbott common stock. The Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes. A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     In addition, Abbott and ALZA entered into two Co-Promotion Agreements with respect to certain products of ALZA, which agreements are attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)   Exhibits.

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Agreement and Plan of Merger by and among ALZA Corporation, a Delaware corporation, Abbott Laboratories, an Illinois corporation, and AC Merger Sub Inc., a Delaware corporation, dated as of June 21, 1999, including exhibits thereto.

Exhibit 99.1  Press Release dated June 21, 1999.

Exhibit 99.2 Co-Promotion Agreement between ALZA Corporation and Abbott Laboratories, dated as of June 21, 1999.

Exhibit 99.3 Co-Promotion Agreement between ALZA Corporation and Abbott Laboratories, dated as of June 21, 1999
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 ALZA CORPORATION


                                     /s/ Peter D. Staple
                                 ------------------------------
                                 By:  Peter D. Staple
                                      Senior Vice President and
                                      General Counsel

Date:  June 25, 1999

                                 EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger by and among ALZA Corporation, a Delaware corporation, Abbott Laboratories, an Illinois corporation, and AC Merger Sub Inc., a Delaware corporation, dated as of June 21, 1999, including exhibits thereto

Exhibit 99.1  Press Release June 21, 1999.

Exhibit 99.2 Co-Promotion Agreement between ALZA Corporation and Abbott Laboratories, dated as of June 21, 1999

Exhibit 99.3 Co-Promotion Agreement between ALZA Corporation and Abbott Laboratories, dated as of June 21, 1999